UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Alternative Access First Priority CLO Bond ETF

(formerly, AXS First Priority CLO Bond ETF)

(AAA)

ANNUAL REPORT

MARCH 31, 2024

Alternative Access First Priority CLO Bond ETF

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Alternative Access First Priority CLO Bond ETF. This report is not authorized for distribution to prospective investors in the ETF unless preceded or accompanied by an effective prospectus.

www.aafetfs.com

Dear Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Alternative Access First Priority CLO Bond ETF (“AAA” or the “Fund”). The following information pertains to the fiscal year of April 1, 2023, through March 31, 2024 (the “current fiscal period”).

The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by investing in AAA rated priority debt tranches of U.S. dollar-dominated collateralized loan obligations (“CLOs”). The Fund is actively managed and does not seek to track the performance of any particular index. The Fund seeks capital preservation and income.

The Fund had positive performance during the fiscal year ended on March 31, 2024. Total return at NAV for AAA was a positive 8.42% and the total return at market price was a positive 8.93%. The return overperformed the Bloomberg U.S. Floating Rate Note Index above 5 years, 7.10%.

Positive impact to performance was derived from 3 sources; a) Income derived from interest paid on CLO bonds net of management fees (“Distributable Income”), b) principal appreciation, and c) the market price premium or discount to NAV. Income derived from interest paid on CLO bonds net of management fees contributed 6.4% to the Fund’s total return. Principal appreciation increased the Fund’s NAV by 1.81%. The market price premium or discount to NAV increased the Fund’s total return by 0.72%.

Market Price Total Return (+8.93%) = Distributed Income (+6.40%) + Principal Appreciation (+1.81%) + the Market Price Premium or Discount (+0.72%).

The largest impacts on the Fund during the fiscal year were the compression in credit spreads in AAA-rated CLOs and the continued rise in interest rates. AAA-rated CLO credit spreads declined by 95 basis points during the year. Simultaneously the federal funds’ overnight target rate rose 50 basis points during the fiscal year ending March 31, 2024. The federal funds overnight target rate began the fiscal year at 5.00% and ended at 5.5%.

Despite negative implications for many risk assets in the broader market, the change in interest rates had an overall positive impact on the Fund. The Fund solely invests in floating rate coupon bonds whose quarterly payments are tied to the Secured Overnight Financing Rate (“SOFR”). (NB: historically the coupons for floating rate products were tied to the London Interbank Offered Rate (“LIBOR”) and are now transitioning to SOFR). Both LIBOR and SOFR are largely dependent upon the absolute rate of the federal funds overnight target rate. The increase in these overnight rates has increased the coupons on AAA-rated CLO bonds and in turn increased the coupons of the assets of the Fund. The average coupon for AAA-rated CLOs rose from 5.96% in April 2023 to 6.77% at the end of March 2024. At the end of the fiscal period the average coupon of the Fund was 6.79%.

The increase in coupon payments combined with mark to market appreciation in asset prices due to tightening credit spreads for AAA-rated CLO bonds provided the returns for the Fund. Changes in interest rates had a profound effect on the broader market and caused the risk premiums of many asset classes to increase dramatically. As the market has become accustomed to the change in interest rates, AAA-rated CLO bonds performed admirably. Spreads for AAA-rated CLO bonds declined from 200 basis points at the beginning of the fiscal period to 105 basis points at the end of the fiscal period and resulted in mark to market price increases of approximately 1.84 bond points.

1

Upon its launch, AAA was one of the first CLO ETFs on the market. The Fund commenced operations on September 8, 2020, with outstanding shares of 200,000. As of March 31, 2024, the Fund’s shares outstanding were 700,000.

We appreciate your investment in AAA.

Sincerely,

/s/ Peter Coppa

Peter Coppa

Founder and Managing Partner

Alternative Access Funds, Adviser to the Fund

The views in this letter were as of March 31, 2024 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

2

Alternative Access First Priority CLO Bond ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the Bloomberg Floating Rate Note <5 Years Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Floating Rate Note <5 Years Index is a subset of the US Floating-Rate Note (FRN) Index, which measures the performance of USD denominated, investment-grade, floating-rate notes across corporate and government-related sectors. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception	Inception Date
Alternative Access First Priority CLO Bond ETF (Net Asset Value)	8.42%	3.32%	9/8/20
Alternative Access First Priority CLO Bond ETF (Market Price)	8.93%	3.42%	9/8/20
Bloomberg Floating Rate Note <5 Years Index	7.10%	3.00%	9/8/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (303) 623-2577.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.25% which was stated in the current prospectus dated July 31, 2023. For the ETF’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

3

Alternative Access First Priority CLO Bond ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2024

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 93.5%
$350,000	AIMCO CLO Series 2017-AA, 6.629%, (3-Month Term SOFR+131.16 basis points), 4/20/2034[1,2,3]	$349,371
450,000	Allegro CLO XIV Ltd. Series 2021-2A, 6.736%, (3-Month Term SOFR+142.16 basis points), 10/15/2034[1,2,3]	448,690
247,880	AMMC CLO XI Ltd. Series 2012-11A, 6.589%, (3-Month Term SOFR+127.16 basis points), 4/30/2031[1,2,3]	248,205
168,332	AMMC CLO XVIII Ltd. Series 2016-18A, 6.685%, (3-Month Term SOFR+136.16 basis points), 5/26/2031[1,2,3]	167,949
220,437	Bain Capital Credit CLO Series 2018-1A, 6.537%, (3-Month Term SOFR+122.16 basis points), 4/23/2031[1,2,3]	220,415
	Barings CLO Ltd.
218,467	Series 2015-2A, 6.769%, (3-Month Term SOFR+145.16 basis points), 10/20/2030[1,2,3]	218,777
650,000	Series 2019-2A, 6.746%, (3-Month Term SOFR+143.16 basis points), 4/15/2036[1,2,3]	650,069
375,000	Battalion CLO X Ltd. Series 2016-10A, 6.750%, (3-Month Term SOFR+143.16 basis points), 1/25/2035[1,2,3]	375,222
800,000	Battalion CLO XVII Ltd. Series 2021-17A, 6.839%, (3-Month Term SOFR+152.16 basis points), 3/9/2034[1,2,3]	800,440
250,000	Battalion CLO XX Ltd. Series 2021-20A, 6.756%, (3-Month Term SOFR+144.16 basis points), 7/15/2034[1,2,3]	250,106
450,000	BlueMountain CLO Ltd. Series 2016-2A, 6.701%, (3-Month Term SOFR+138.16 basis points), 8/20/2032[1,2,3]	450,219
470,000	BlueMountain CLO XXIV Ltd. Series 2019-24A, 6.679%, (3-Month Term SOFR+136.16 basis points), 4/20/2034[1,2,3]	470,472
250,000	CBAM Ltd. Series 2017-2A, 6.768%, (3-Month Term SOFR+145.16 basis points), 7/17/2034[1,2,3]	250,225
320,313	Cedar Funding VII CLO Ltd. Series 2018-7A, 6.579%, (3-Month Term SOFR+126.16 basis points), 1/20/2031[1,2,3]	320,478
	CIFC Funding Ltd.
290,000	Series 2021-4A, 6.626%, (3-Month Term SOFR+131.16 basis points), 7/15/2033[1,2,3]	290,279
250,000	Series 2014-4RA, 6.748%, (3-Month Term SOFR+143.16 basis points), 1/17/2035[1,2,3]	249,978
4

Alternative Access First Priority CLO Bond ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Principal Amount		Value
$665,000	Dryden CLO Ltd. Series 2021-87A, 6.681%, (3-Month Term SOFR+136.16 basis points), 5/20/2034[1,2,3]	$665,637
500,000	Eaton Vance CLO Ltd. Series 2013-1A, 6.826%, (3-Month Term SOFR+151.16 basis points), 1/15/2034[1,2,3]	500,665
250,000	Elmwood CLO IV Ltd. Series 2020-1A, 6.816%, (3-Month Term SOFR+150.16 basis points), 4/15/2033[1,2,3]	250,300
500,000	Generate CLO VIII Ltd. Series 8A, 6.779%, (3-Month Term SOFR+146.16 basis points), 10/20/2034[1,2,3]	500,657
520,000	Golub Capital Partners CLO Ltd. Series 2023-66A, 7.275%, (3-Month Term SOFR+195 basis points), 4/25/2036[1,2,3]	526,727
400,000	Invesco U.S. CLO Ltd. Series 2023-3A, 7.219%, (3-Month Term SOFR+180 basis points), 7/15/2036[1,2,3]	402,976
273,356	LCM XVIII LP Series 18A, 6.599%, (3-Month Term SOFR+128.16 basis points), 4/20/2031[1,2,3]	273,493
750,000	MP CLO VIII Ltd. Series 2015-2A, 6.781%, (3-Month Term SOFR+146.16 basis points), 4/28/2034[1,2,3]	751,133
200,000	Oaktree CLO Ltd. Series 2020-1A, 6.726%, (3-Month Term SOFR+141.16 basis points), 7/15/2034[1,2,3]	200,167
129,527	Palmer Square CLO Ltd. Series 2014-1A, 6.708%, (3-Month Term SOFR+139.16 basis points), 1/17/2031[1,2,3]	129,669
250,000	Recette CLO Ltd. Series 2015-1A, 6.659%, (3-Month Term SOFR+134.16 basis points), 4/20/2034[1,2,3]	249,901
300,000	Rockford Tower CLO Ltd. Series 2021-1A, 6.749%, (3-Month Term SOFR+143.16 basis points), 7/20/2034[1,2,3]	300,216
500,000	RRX III Ltd. Series 2021-3A, 6.896%, (3-Month Term SOFR+158.16 basis points), 4/15/2034[1,2,3]	500,930
305,067	Shackleton CLO Ltd. Series 2013-4RA, 6.576%, (3-Month Term SOFR+126.16 basis points), 4/13/2031[1,2,3]	305,709
400,000	Sound Point CLO XXIII Series 2019-2A, 6.746%, (3-Month Term SOFR+143.16 basis points), 7/15/2034[1,2,3]	399,066
375,000	Symphony CLO XXII Ltd. Series 2020-22A, 6.850%, (3-Month Term SOFR+155.16 basis points), 4/18/2033[1,2,3]	375,488
5

Alternative Access First Priority CLO Bond ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Principal Amount		Value
$307,000	Symphony CLO XXXII Ltd. Series 2022-32A, 6.636%, (3-Month Term SOFR+132 basis points), 4/23/2035[1,2,3]	$307,016
800,000	Symphony CLO XXXV Ltd. Series 2022-35A, 7.019%, (3-Month Term SOFR+170 basis points), 10/24/2036[1,2,3]	804,952
450,000	TCW CLO Ltd. Series 2022-1A, 6.658%, (3-Month Term SOFR+134 basis points), 4/22/2033[1,2,3]	449,820
250,000	Thompson Park CLO Ltd. Series 2021-1A, 6.576%, (3-Month Term SOFR+126.16 basis points), 4/15/2034[1,2,3]	249,748
151,858	TICP CLO IX Ltd. Series 2017-9A, 6.719%, (3-Month Term SOFR+140.16 basis points), 1/20/2031[1,2,3]	151,938
300,000	Vibrant CLO XI Ltd. Series 2019-11A, 6.699%, (3-Month Term SOFR+138.16 basis points), 7/20/2032[1,2,3]	300,707
	Voya CLO Ltd.
343,719	Series 2018-3A, 6.726%, (3-Month Term SOFR+141.16 basis points), 10/15/2031[1,2,3]	343,960
750,000	Series 2022-3A, 7.018%, (3-Month Term SOFR+170 basis points), 10/20/2036[1,2,3]	754,647
	Wellfleet CLO Ltd.
375,000	Series 2021-2A, 6.776%, (3-Month Term SOFR+146.16 basis points), 7/15/2034[1,2,3]	375,503
500,000	Series 2021-3A, 6.766%, (3-Month Term SOFR+145.16 basis points), 1/15/2035[1,2,3]	500,617
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $16,262,925)	16,332,537
	TOTAL INVESTMENTS — 93.5%
	(Cost $16,262,925)	16,332,537
	Other Assets in Excess of Liabilities — 6.5%	1,128,610
	TOTAL NET ASSETS — 100.0%	$17,461,147

LP – Limited Partnership

[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $16,332,537, which represents 93.5% of total net assets of the Fund.

See accompanying Notes to Financial Statements.

6

Alternative Access First Priority CLO Bond ETF

SUMMARY OF INVESTMENTS

As of March 31, 2024

Security Type	Percent of Total Net Assets
Collateralized Mortgage Obligations	93.5%
Total Investments	93.5%
Other Assets in Excess of Liabilities	6.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

7

Alternative Access First Priority CLO Bond ETF

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2024

Assets:
Investments, at value (cost $16,262,925)	$16,332,537
Cash	996,033
Receivables:
Due from Advisor	1,160
Interest	226,016
Total assets	17,555,746

Liabilities:
Payables:
Dividends payable	94,599
Total liabilities	94,599

Net Assets	$17,461,147

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$17,543,316
Total distributable earnings (accumulated deficit)	(82,169)
Net Assets	$17,461,147

Shares of beneficial interest issued and outstanding	700,000
Net asset value per share	$24.94

See accompanying Notes to Financial Statements.

8

Alternative Access First Priority CLO Bond ETF

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2024

Investment Income:
Interest	$661,473
Total investment income	661,473

Expenses:
Advisory fees	24,524
Total expenses	24,524
Net investment income (loss)	636,949

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(246)
Net change in unrealized appreciation/depreciation on investments	131,594
Net realized and unrealized gain (loss)	131,348

Net Increase (Decrease) in Net Assets from Operations	$768,297

See accompanying Notes to Financial Statements.

9

Alternative Access First Priority CLO Bond ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$636,949	$236,358	$127,189
Net realized gain (loss) on investments	(246)	(15,473)	(136,062)
Net change in unrealized appreciation/depreciation on investments	131,594	69,786	(160,596)
Net increase (decrease) in net assets resulting from operations	768,297	290,671	(169,469)

Distributions to Shareholders:	(637,783)	(256,072)	(118,047)

Capital Transactions:
Net proceeds from shares sold	9,954,440	-	-
Cost of shares redeemed	-	-	(2,434,390)
Transaction fees (Note 2c)	24,886	-	6,086
Net increase (decrease) in net assets from capital share transactions	9,979,326	-	(2,428,304)

Total increase (decrease) in net assets	10,109,840	34,599	(2,715,820)

Net Assets:
Beginning of period	7,351,307	7,316,708	10,032,528
End of period	$17,461,147	$7,351,307	$7,316,708

Capital Share Transactions:
Shares sold	400,000	-	-
Shares redeemed	-	-	(100,000)
Net increase (decrease) in capital share transactions	400,000	-	(100,000)

^	Financial information from September 8, 2020 through October 14, 2022 is for the AAF First Priority CLO Bond ETF, which was reorganized into the Alternative Access First Priority CLO Bond ETF (formerly, AXS First Priority CLO Bond ETF) as of the close of business on October 14, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

10

Alternative Access First Priority CLO Bond ETF^

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*	For the Year Ended July 31, 2022	For the Period Ended July 31, 2021**
Net asset value, beginning of period	$24.50	$24.39	$25.08	$25.00
Income from Investment Operations:
Net investment income (loss)[1]	1.61	0.79	0.32	0.25
Net realized and unrealized gain (loss) on investments	0.33	0.17	(0.74)	0.02 [2]
Total from investment operations	1.94	0.96	(0.42)	0.27

Less Distributions:
From net investment income	(1.56)	(0.85)	(0.29)	(0.22)
From net realized gain	-	-	- [3]	-
Total distributions	(1.56)	(0.85)	(0.29)	(0.22)

Capital Share Transactions:
Transaction fees (Note 2c)[1]	0.06	-	0.02	0.03

Net asset value, end of period	$24.94	$24.50	$24.39	$25.08

Total return[4,5]	8.42%	4.02%[6]	(1.60)%	1.21%[6]
Total return at market price[5,7]	8.93%	4.28%[6]	(1.73)%	0.98%[6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,461	$7,351	$7,317	$10,033

Ratio of expenses to average net assets:	0.25%	0.25%[8]	0.25%	0.25%[8]
Ratio of net investment income (loss) to average net assets:	6.47%	4.84%[8]	1.29%	1.11%[8]

Portfolio turnover rate[9]	28%	8%[6]	73%	34%[6]

^	Financial information from September 8, 2020 through October 14, 2022 is for the AAF First Priority CLO Bond ETF, which was reorganized into the Alternative Access First Priority CLO Bond ETF (formerly, AXS First Priority CLO Bond ETF) as of the close of business on October 14, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on September 8, 2020.
[1]	Based on average shares outstanding during the period.
[2]	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
[3]	Amount represents less than $0.01 per share.
[4]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[5]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[6]	Not annualized.
[7]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on NYSE Arca, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on NYSE Arca, Inc.
[8]	Annualized.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

11

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS

March 31, 2024

Note 1 – Organization

Alternative Access First Priority CLO Bond ETF (the “Fund”) (formerly AXS First Priority CLO Bond ETF) is organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital preservation and income. The Fund is classified as a diversified Fund. The Fund is an actively managed ETF. Effective February 1, 2023, the Fund changed fiscal year end from July 31st to March 31st.

The Fund commenced investment operations on October 17, 2022. Prior to that date, the Fund acquired the assets and assumed the liabilities of the AAF First Priority CLO Bond ETF (the "Fund’s Predecessor Fund"), a series of Listed Funds Trust in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on April 21, 2022, by the Board of Listed Funds Trust on February 28, 2022, and by beneficial owners of the Fund’s Predecessor Fund on June 21, 2022. The tax-free reorganization was accomplished on October 14, 2022. As a result of the reorganization, the Fund assumed the performance and accounting history of the Fund’s Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Fund’s Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Fund’s Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
300,000	$7,243,274

The net unrealized depreciation of investments transferred was $198,016 as of the date of the acquisition.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing.

12

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 100,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

13

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $100, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund’s securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of the Fund’s securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Fund is $100, regardless of the number of Creation Units redeemed in the transaction.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

14

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2024, and during the prior open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

15

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alternative Access Funds, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at an annual rate of 0.25% of the Fund’s average daily net assets. The Advisor has agreed to pay all expenses of the Fund except for the advisory fee, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Prior to March 26, 2024, the Advisor served as the Sub-Advisor for the Fund. For the period March 26, 2024 through March 31, 2024, the Fund paid a monthly investment advisory fee to Alternative Access Funds LLC in the amount of $716.

Prior to the close of business on March 25, 2024, the investment advisory services were provided by AXS Investments LLC, which received investment advisory fees at an annual rate of 0.25% of the Fund's average daily assets. For the period April 1, 2023 through March 25, 2024, the Fund paid a monthly investment advisory fee to AXS Investments LLC in the amount of $23,808.

Brown Brothers Harriman & Co. (“BBH”) serves as the Fund’s fund accountant, transfer agent and custodian. UMB Fund Services (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Fund’s co-administrators.

ALPS Distributors, Inc. serves as the Fund’s Distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.

16

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Note 4 – Federal Income Taxes

At March 31, 2024, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$16,262,925

Gross unrealized appreciation	$72,373
Gross unrealized depreciation	(2,761)
Net unrealized appreciation (depreciation) on investments	$69,612

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
$(834)	$834

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax distributable earnings	-

Accumulated capital and other losses	(151,781)

Net unrealized appreciation (depreciation) on investments	69,612
Total distributable earnings (deficit)	$(82,169)

As of the tax year ended March 31, 2024, the Fund had non-expiring accumulated capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$138,165	$13,616	$151,781

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

17

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

The tax character of distributions paid during the years ended March 31, 2024 and 2023 was as follows:

	March 31, 2024	March 31, 2023
Distributions paid from:
Ordinary income	$637,783	$256,072
Net long-term capital gains	-	-
Total distributions paid	$637,783	$256,072

Note 5 – Investment Transactions

For the year ended March 31, 2024, the Fund’s purchases and sales of investments, excluding short-term investments, were $11,646,098 and $2,648,216, respectively.

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Fund to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Fund.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
18

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1*	Level 2	Level 3*	Total
Investments
Collateralized Mortgage Obligations	$-	$16,332,537	$-	$16,332,537
Total Investments	$-	$16,332,537	$-	$16,332,537

*	The Fund did not hold any Level 1 or 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

19

Alternative Access First Priority CLO Bond ETF

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Note 10 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alternative Access First Priority CLO Bond ETF

And the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alternative Access First Priority CLO Bond ETF (formerly AXS First Priority CLO Bond ETF) (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), including the schedule of investments, as of March 31, 2024, the related statements of operation, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AXS ETFs	Statements of operations	Statements of changes in net assets	Financial highlights
Alternative Access First Priority CLO Bond ETF	For the year ended March 31, 2024	For the year ended March 31, 2024, the period ended March 31, 2023	For the year ended March 31, 2024, for the period ended March 31, 2023

The statement of changes in net assets for the year ended July 31, 2022 and the financial highlights for the year ended July 31, 2022, and for the period from September 8, 2020 through July 31, 2021, were audited by other auditors, whose report dated September 29, 2022 expressed an unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2024

21

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 984-2510. The Trustees and officers of the Funds and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	1	FPA Funds Trust, a registered investment company (includes 6 portfolios), Source Capital, Inc., a closed-end investment company.

22

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	1	None.

23

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 33 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

24

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At a meeting held on March 4, 2024, upon the recommendation of AXS Investments LLC (“AXS”), the then-current investment advisor of the Alternative Access First Priority CLO Bond ETF (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), the Board of Trustees (the “Board”) of the Trust, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the following:

•	the termination of the then-current investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf the Fund, and AXS, effective as of March 26, 2024; and

•	a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Alternative Access Funds, LLC (“AAF”), effective as of March 26, 2024 (the “Effective Date”).

Prior to the meeting of the Board, AXS informed the Board that it no longer wished to serve as the investment advisor to the Fund and recommended the appointment of AAF as the investment advisor to the Fund. AAF served as the Fund’s sub-advisor from October 15, 2022, until March 26, 2024, pursuant to an investment sub-advisory agreement between AXS and AAF (the “Sub-Advisory Agreement”). AAF also previously served as the investment advisor to the AAF First Priority CLO Bond ETF, a series of Listed Funds Trust (the “Predecessor Fund”), from the Predecessor Fund’s inception on September 8, 2020, until it reorganized into the Trust on October 14, 2022.

The termination of the Advisory Agreement resulted in the immediate termination of the Sub-Advisory Agreement, pursuant to the terms of the Sub-Advisory Agreement. Under Rule 15a-4 under the 1940 Act, the New Advisory Agreement is effective for up to 150 days from the Effective Date (through August 23, 2024), unless approved by the shareholders of the Fund, in which case the New Advisory Agreement would remain in effect for a two-year period and would be subject to annual renewal thereafter. Under the New Advisory Agreement, AAF would provide investment advisory services to the Fund, subject to the oversight of the Board, under terms that are substantially the same as those of the Advisory Agreement, except for differences reflecting certain requirements of the 1940 Act, such as the date of execution and the duration of the agreement. Under the New Advisory Agreement, AAF would receive an annual unitary fee of 0.25% of average net assets, which is the same as the annual unitary fee that AXS received under the Advisory Agreement. The Fund’s investment objective and principal investment strategies would not change in connection with the change in the Fund’s investment advisor. In addition, the portfolio manager that has managed the Fund since its inception would continue to be responsible for the day-to-day management of the Fund. Based on AXS’ recommendation as well as the Board’s experience with AAF as sub-advisor to the Fund, the Board unanimously approved the New Advisory Agreement.

In approving the New Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the New Advisory Agreement from AAF and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Fund’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about AAF’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of its benchmark index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Ultrashort Bond fund universe (the “Fund Universe”) for the one- and three-year periods ended January 31, 2024; and reports comparing the proposed investment advisory fee and annual total expenses of the Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings with respect to AAF’s performance as sub-advisor to the Fund. No representatives of AAF were present during the Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

25

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving the New Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent, and Quality of Services

The Board considered that AAF had served as the Fund’s sub-advisor or the Predecessor Fund’s investment advisor since the inception of the Predecessor Fund. The Board noted that no changes to the Fund’s investment objective and principal investment strategies were being proposed and that the investment advisory personnel of AAF who provide services to the Fund would continue to do so under the New Advisory Agreement. The Board, therefore, believed it was appropriate to consider information included in the meeting materials regarding the performance of the Fund for periods during which AAF served as sub-advisor. With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total returns for the one- and three-year periods were above the Peer Group and Fund Universe median returns and the Bloomberg U.S. Floating Rate Note <5 Year Index returns.

The Board considered the services to be provided by AAF to the Fund under the New Advisory Agreement. In doing so, the Board considered AAF’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel who would be involved in the activities of the Fund. The Board also considered AAF’s indication that it did not anticipate any material changes in the services to be provided to the Fund under the New Advisory Agreement compared to the services AXS had provided to the Fund under the Advisory Agreement. In addition, the Board considered the overall quality of the organization and operations of AAF, as well as its compliance structure.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, AAF would have the capabilities, resources, and personnel necessary to manage the Fund.

Advisory Fee and Expense Ratio

The Board considered that the Fund’s proposed advisory fee would be the same under the New Advisory Agreement as the advisory fee paid under the Advisory Agreement. With respect to the proposed advisory fee and annual total expenses, the meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) was slightly higher than the Fund Universe and Peer Group medians by 0.01% and 0.03%, respectively. The Trustees observed that the Fund’s proposed advisory fee was not in the highest quartile of those funds in the Peer Group or the Fund Universe. The Trustees also considered that AAF does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of AAF.

The annual total expenses paid by the Fund (net of fee waivers) for its most recent fiscal year were slightly higher than the Peer Group and Fund Universe medians by 0.01% and 0.02%, respectively. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of funds in the Peer Group and Fund Universe.

26

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Based on its review, including its consideration of the fact that AAF’s compensation under the proposed New Advisory Agreement for its services to the Fund would be the same as the compensation under the Advisory Agreement, the Board concluded that the proposed compensation payable to AAF under the New Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by AAF to the Fund.

Profitability, Benefits to the Advisor, and Economies of Scale

The Board considered information prepared by AAF relating to its estimated costs and profits with respect to the Fund for the year ended February 23, 2024, noting that AAF would not have realized a profit from the Fund if it had served as the Fund’s investment advisor for that period.

The Board also considered that the potential benefits received by AAF as a result of AAF’s relationship with the Fund, other than its receipt of investment advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of AAF’s compliance program, the intangible benefits of AAF’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the New Advisory Agreement.

27

Alternative Access First Priority CLO Bond ETF

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on January 24, 2024 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the Alternative Access First Priority CLO Bond ETF (the “Fund”) pursuant to the Liquidity Rule.

The Board has appointed Alternative Access Funds, LLC, the investment adviser to the Fund, as the program administrator for the Fund Program. Prior to March 26, AXS Investments LLC, the predecessor investment adviser to the Fund, was the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period November 1, 2022 through October 31, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);
•	The Fund Program’s liquidity classification as an ETF or In-Kind ETF and the requirement to maintain this classification;
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

28

Alternative Access First Priority CLO Bond ETF

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2024 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/23	3/31/24	10/1/23 – 3/31/24
Actual Performance	$1,000.00	$1,039.80	$1.27
Hypothetical (5% annual return before expenses)	1,000.00	1,023.76	1.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.
29

FUND INFORMATION

	TICKER	CUSIP
Alternative Access First Priority CLO Bond ETF	AAA	46144X 610

Privacy Principles of the Alternative Access First Priority CLO Bond ETF for Shareholders

The ETF is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the ETF collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the ETF does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the ETF. The ETF does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Alternative Access First Priority CLO Bond ETF for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The ETF’s proxy voting policies and procedures, as well as information regarding how the ETF voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (303) 623-2577 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The ETF files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the ETF’s Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The ETF will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the ETF at (303) 623-2577.

Alternative Access First Priority CLO Bond ETF

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (303) 623-2577

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Alternative Access First Priority CLO Bond ETF	FYE 3/31/2024	FYE 3/31/2023
(a) Audit Fees	$14,500	$13,500
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$2,500	$2,500
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Alternative Access First Priority CLO Bond ETF	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Alternative Access First Priority CLO Bond ETF	FYE 3/31/2024	FYE 3/31/2023
(g) Registrant Non-Audit Related Fees	N/A	N/A
(h) Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/7/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/7/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/7/2024